                                                             Amendment #1
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                       EFFECTIVE April 30, 2000
                                                                Between
                                                     PRUCO LIFE INSURANCE COMPANY
                                                                (PRUCO)
                                                                  And
                                                  MUNICH AMERICAN REASSURANCE COMPANY
                                                               (MUNICH)

The parties hereby agree to the following:

1.           SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT,  shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the amounts in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 50,000,000                $ 35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 35,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== =================== ===============
                                Pref. Best - Class C     Class D - E       Greater than
                                                                             Class E
          --------------------- --------------------- ------------------- ---------------
          ----------- --------- --------------------- ------------------- ---------------
               Ages:    0 - 70  $  10,000,000         $  7,500,000             None
                      --------- --------------------- ------------------- ---------------
          ----------- --------- --------------------- ------------------- ---------------
                      71 - 75   $  7,500,000          $  5,000,000             None
          ----------- --------- --------------------- ------------------- ---------------
          ----------- --------- --------------------- ------------------- ---------------
                      76 - 90   None                  None                     None
          =========== ========= ===================== =================== ===============

         Non US/Canadian Residents

          ======================= =================== =================== ===============
                                     Pref. Best -        Class D - E       Greater than
                                       Class C                               Class E
          ----------------------- ------------------- ------------------- ---------------
          ----------- ----------- ------------------- ------------------- ---------------
               Ages:    0 - 70    $ 20,000,000        $ 15,000,000             None
                      ----------- ------------------- ------------------- ---------------
          ----------- ----------- ------------------- ------------------- ---------------
                      71 - 75     $ 15,000,000        $ 10,000,000             None
          ----------- ----------- ------------------- ------------------- ---------------
          ----------- ----------- ------------------- ------------------- ---------------
                      76 - 90     None                None                     None
          =========== =========== =================== =================== ===============

2.             SCHEDULE A, Section 11, RISK RETENTION LIMITS shall be replaced by the following:

         RISK RETENTION LIMITS:

         The total amount of insurance in force and applied for on an individual life for PRUCO and its affiliates will not exceed the risk retention limits in the following table.

               ======================== ====================== ========================
                Issue Age of Insured    Pref. Best - Class D         Class E - H
               ------------------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                    Ages:     0 - 65        $ 10,000,000            $ 10,000,000
                           ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             66 - 70        $ 10,000,000            $ 10,000,000
                           ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             71 - 75        $ 10,000,000            $ 10,000,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             76 - 77        $ 10,000,000             $ 5,000,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             78 - 80         $ 5,000,000             $ 2,500,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             81 - 85         $ 2,500,000             $ 1,000,000
               ----------- ------------ ---------------------- ------------------------
               ----------- ------------ ---------------------- ------------------------
                             86 - 90         $ 1,000,000                None
               =========== ============ ====================== ========================

3.           This amendment is effective April 30, 2000.

PRUCO LIFE INSURANCE COMPANY                                             MUNICH AMERICAN REASSURANCE
                                                                                                                  COMPANY

By:     _/s/___________________________                                              By:     _/s/_____________________________

Title:  ____________________________                                                 Title:  ______________________________

Date:  ____________________________                                                 Date:  ______________________________

By:     _/s/___________________________                                              By:     __/s/____________________________

Title:  ____________________________                                                 Title:  ______________________________

Date:  ____________________________                                                 Date:  ______________________________

                                                            Amendment  #2
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                       EFFECTIVE April 30, 2000
                                                                Between
                                                     PRUCO LIFE INSURANCE COMPANY
                                                                (PRUCO)
                                                                  And
                                                  MUNICH AMERICAN REASSURANCE COMPANY
                                                               (MUNICH)

The parties hereby agree to the following:

1.      SCHEDULE A, Section 4, AUTOMATIC ACCEPTANCE LIMIT, shall be replaced by the following:

         AUTOMATIC ACCEPTANCE LIMIT:

         For any policy to be reinsured under automatic reinsurance, the face amount will not exceed the Automatic Issue Limits shown in the following tables:

         US/Canadian Residents - No Foreign Travel - Non-Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 70,000,000                $ 65,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 57,000,000                $ 52,000,000                 $ 33,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 43,000,000                $ 40,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 25,000,000                $ 22,000,000                 $ 15,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 21,000,000                $ 18,000,000                 $ 11,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 13,000,000                $ 11,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 5,200,000                 $ 4,200,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - No Foreign Travel - Smoker

          =========================== ========================= ============================= ============================
             Issue Age of Insured      No Substandard Rating            Class A - D                   Class E - H
          --------------------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
               Ages:       0 - 65           $ 60,000,000                $ 60,000,000                 $ 43,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         66 - 70            $ 47,000,000                $ 47,000,000                 $ 32,000,000
                      --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         71 - 75            $ 38,000,000                $ 38,000,000                 $ 22,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         76 - 77            $ 22,000,000                $ 22,000,000                 $ 14,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         78 - 80            $ 18,000,000                $ 18,000,000                 $ 10,000,000
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         81 - 85            $ 11,000,000                $ 10,000,000                     None
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
          ----------- --------------- ------------------------- ----------------------------- ----------------------------
                         86 - 90            $ 4,200,000                 $ 3,200,000                      None
          =========== =============== ========================= ============================= ============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts subject to reinsurance are the First Layer of
         Coverage amounts shown in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 50,000,000                $ 35,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 40,000,000                $ 25,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 35,000,000                $ 15,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 15,000,000                $ 10,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 10,000,000                $ 5,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 5,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90            $ 1,500,000                     None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 10,000,000        $ 7,500,000             None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 7,500,000         $ 5,000,000             None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         Non US/Canadian Residents

          ===================== ===================== ================= =====================
                                Pref. Best - Class C    Class D - E     Greater than Class E
          --------------------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
               Ages:    0 - 70      $ 20,000,000        $ 15,000,000            None
                      --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      71 - 75       $ 15,000,000        $ 10,000,000            None
          ----------- --------- --------------------- ----------------- ---------------------
          ----------- --------- --------------------- ----------------- ---------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================= =====================

         For any policy to be reinsured under automatic reinsurance, the amounts reinsured with MUNICH on that life will not exceed the amounts in the following tables:

         US/Canadian Residents - No Foreign Travel

          =========================== ========================= =============================
             Issue Age of Insured       Pref. Best - Class D            Class E - H
          --------------------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
               Ages:       0 - 65           $ 10,000,000                $ 7,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         66 - 70            $ 8,000,000                 $ 5,000,000
                      --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         71 - 75            $ 7,000,000                 $ 3,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         76 - 77            $ 3,000,000                 $ 2,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         78 - 80            $ 2,000,000                 $ 1,000,000
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         81 - 85            $ 1,000,000                     None
          ----------- --------------- ------------------------- -----------------------------
          ----------- --------------- ------------------------- -----------------------------
                         86 - 90             $ 300,000                      None
          =========== =============== ========================= =============================

         US/Canadian Residents - Foreign Travel

          ===================== ===================== ================== ====================
                                Pref. Best - Class C     Class D - E     Greater than Class
                                                                                  E
          --------------------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
               Ages:    0 - 70      $ 2,000,000          $ 1,500,000            None
                      --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      71 - 75       $ 1,500,000          $ 1,000,000            None
          ----------- --------- --------------------- ------------------ --------------------
          ----------- --------- --------------------- ------------------ --------------------
                      76 - 90           None                None                None
          =========== ========= ===================== ================== ====================

         Non US/Canadian Residents

          ======================= =================== ================== ====================
                                     Pref. Best -        Class D - E     Greater than Class
                                       Class C                                    E
          ----------------------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
               Ages:    0 - 70       $ 4,000,000         $ 3,000,000            None
                      ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      71 - 75         $3,000,000         $ 2,000,000            None
          ----------- ----------- ------------------- ------------------ --------------------
          ----------- ----------- ------------------- ------------------ --------------------
                      76 - 90            None               None                None
          =========== =========== =================== ================== ====================

2.       SCHEDULE A, Section 5, JUMBO LIMIT, shall be replaced by the following:

         JUMBO LIMIT:

         For any policy to be reinsured under automatic reinsurance, the total amount of insurance in force and applied for in all companies will not exceed the following amounts:

         US/Canadian Residents- No Foreign Travel

          --------------------- ---------------------- ------------------ -------------------
                                No Substandard Rating     Class A - D        Class E - H
          --------------------- ---------------------- ------------------ -------------------
          ----------- --------- ---------------------- ------------------ -------------------
               Ages:  0 - 90         $70,000,000          $70,000,000        $70,000,000
          ----------- --------- ---------------------- ------------------ -------------------

         Note:  When a policy is reinsured under automatic reinsurance and the total amount in force and applied for in all companies exceeds $50,000,000, MUNICH must be notified and PRUCO shall provide the amount being issued.

         US/Canadian Residents - Foreign Travel

          --------------------- ---------------------- ------------------ -------------------
                                No Substandard Rating     Class A - E        Class F - H
          --------------------- ---------------------- ------------------ -------------------
          ----------- --------- ---------------------- ------------------ -------------------
               Ages:   0 - 75        $35,000,000          $35,000,000            None
          ----------- --------- ---------------------- ------------------ -------------------
          ----------- --------- ---------------------- ------------------ -------------------
                      76 - 90           None                 None                None
          ----------- --------- ---------------------- ------------------ -------------------

         Non US/Canadian Residents

          --------------------- ---------------------- ------------------ -------------------
                                No Substandard Rating     Class A - E        Class F - H
          --------------------- ---------------------- ------------------ -------------------
          ----------- --------- ---------------------- ------------------ -------------------
               Ages:   0 - 75        $35,000,000          $35,000,000            None
          ----------- --------- ---------------------- ------------------ -------------------
          ----------- --------- ---------------------- ------------------ -------------------
                      76 - 90           None                 None                None
          ----------- --------- ---------------------- ------------------ -------------------

3.       SCHEDULE A, Section 11, RISK RETENTION LIMITS shall be replaced by the following:

         RISK RETENTION LIMITS:

         The total amount of insurance retained on an individual life for PRUCO and its affiliates will not exceed the risk retention limits in the following tables.

         Non-Smokers

               ======================== ====================== ====================== ========================
                Issue Age of Insured    No Substandard Rating       Class A - D             Class E - H
               ------------------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                    Ages:    0 - 65          $30,000,000           $ 25,000,000            $ 15,000,000
                           ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             66 - 70         $25,000,000           $ 20,000,000            $ 13,000,000
                           ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             71 - 75         $15,000,000           $ 12,000,000            $ 10,000,000
               ----------- ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             76 - 80         $13,000,000           $ 10,000,000             $ 7,000,000
               ----------- ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             81 - 85         $9,000,000             $ 7,000,000             $ 5,000,000
               ----------- ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             86 - 90         $4,000,000             $ 3,000,000             $ 2,000,000
               =========== ============ ====================== ====================== ========================

         Smokers

               ======================== ====================== ====================== ========================
                Issue Age of Insured    No Substandard Rating       Class A - D             Class E - H
               ------------------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                    Ages:    0 - 65          $20,000,000           $ 20,000,000            $ 15,000,000
                           ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             66 - 70         $15,000,000           $ 15,000,000            $ 12,000,000
                           ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             71 - 75         $10,000,000           $ 10,000,000            $ 10,000,000
               ----------- ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             76 - 80         $10,000,000           $ 10,000,000             $ 6,000,000
               ----------- ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             81 - 85         $7,000,000             $ 6,000,000             $ 4,000,000
               ----------- ------------ ---------------------- ---------------------- ------------------------
               ----------- ------------ ---------------------- ---------------------- ------------------------
                             86 - 90         $3,000,000             $ 2,000,000             $ 2,000,000
               =========== ============ ====================== ====================== ========================

In witness of the above, PRUCO and MUNICH have by their respective officers executed and delivered this Agreement in duplicate on the dates indicated below, with an effective date of June 1, 2002.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY                                MUNICH AMERICAN REASSURANCE COMPANY
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                        By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                        By:_/s/_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

                                                            Amendment  #6
                                                                to the
                                                       AUTOMATIC AND FACULTATIVE
                                              YEARLY RENEWABLE TERM REINSURANCE AGREEMENT

                                                       EFFECTIVE April 30, 2000
                                                                Between
                                                     PRUCO LIFE INSURANCE COMPANY
                                                                  And
                                                  MUNICH AMERICAN REASSURANCE COMPANY

This is an ASSIGNMENT,  ASSUMPTION  AND RELEASE  AGREEMENT  (the  "Assignment"),  dated as of December 1, 2004, by and among PRUCO LIFE
INSURANCE COMPANY (the "Assignor"),  THE PRUDENTIAL  INSURANCE  COMPANY OF AMERICA (the  "Assignee"),  and MUNICH AMERICAN  REASSURANCE
COMPANY, (the "Reinsurer").

         WHEREAS,  the  Reinsurer  provides  reinsurance  coverage to the  Assignor  in  accordance  with the terms of the  reinsurance agreement referenced above (the "Reinsurance Treaty"); and

         WHEREAS,  the parties  hereto desire to execute this  Assignment to evidence the  assignment by the Assignor and assumption by the Assignee of the  Assignor's  rights and  obligations  under the  Reinsurance  Treaty and to effect a full and final  release of the
Assignor's  rights and  obligations  under the  Reinsurance  Treaty  effective as of 12:00 a.m.,  Eastern  Time,  December 1, 2004 (the
"Effective Time").

         NOW, THEREFORE,  in consideration of the promises and the mutual agreements herein contained,  the parties hereto agree to the following:

           1.     Assignor Assignment of Interests to Assignee.  The Assignor hereby transfers, conveys, assigns and sets over to the
                  Assignee, its successors and assigns, all of its rights, obligations, liabilities, title and interest in the
                  Reinsurance Treaty, all effective as of the Effective Time, including those incurred, accrued, or otherwise occurring or arising prior to the Effective Time.

           2.  Assignee Assumption of Interests from Assignor.  Effective as of the Effective Time, the Assignee hereby assumes all of the rights and interests of the Assignor under the Reinsurance Treaty and undertakes to pay, perform and discharge, or cause to be paid, performed or discharged, all of the liabilities and obligations of the Assignor under the Reinsurance Treaty, including those rights, interests, obligations, and liabilities incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  It is the intention of the parties that:

         a.   The Assignee shall be substituted for the Assignor under the Reinsurance Treaty, in the Assignor's name, place and stead; and

         b.   The Assignor shall be deemed to have ceased to be a party to, or the ceding company under, the Reinsurance Treaty and shall have released all of its rights and interests, and shall have been discharged from all obligations and liabilities thereunder to the
         Reinsurer; and

         c.   The Reinsurer will conduct business solely with the Assignee, or its designee, with respect to the performance of any and all obligations and liabilities under the Reinsurance Treaty.

           3.   Reinsurer Consent.  Notwithstanding anything to the contrary set forth in the Reinsurance Treaty, the Reinsurer consents to the assignment and assumption set forth in Sections 1 and 2 above.

           4.     Reinsurer Release of Assignor.  As of the Effective Time, the Reinsurer, in consideration of the assumption by the
                  Assignee set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Assignor and the Assignor's successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever, known or unknown, in law or equity, against the Assignor, which the Reinsurer and the Reinsurer's predecessors, successors and assigns ever had, now have or hereafter can, shall or may have, for, upon, or by reason of any rights of the Reinsurer under the Reinsurance Treaty, including any and all of the Assignor's obligations incurred, accrued, or otherwise occurring or arising prior to the Effective Time.
                  This release under this Section 4 may not be changed orally.

           5.     Assignor Release of Reinsurer.  As of the Effective Time, the Assignor, in consideration of the consent by the
                  Reinsurer set forth above and other valuable consideration, the receipt and adequacy whereof is hereby acknowledged, irrevocably and unconditionally releases and discharges the Reinsurer and the Reinsurer's predecessors, successors and assigns from all liabilities, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, known or unknown, in law or equity, against the Reinsurer, which the Assignor ever had, now has or hereafter can, shall or may have, for, upon, or by reason of any rights of the Assignor under the Reinsurance Treaty, including any and all of the Reinsurer's obligations incurred, accrued, or otherwise occurring or arising prior to the Effective Time.  This release under this Section 5 may not be changed orally.

           6.  Further Assurances.  At any time and from time to time after the Effective Time, at the request of the Assignee, or of the Reinsurer and without further consideration, the Assignor shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation and take such other action as either the Assignee or the
                  Reinsurer may reasonably request as necessary or desirable in order to more effectively transfer, convey and assign to the Assignee the Reinsurance Treaty.

           7.     Amendment of Reinsurance Treaty.  The Reinsurer and the Assignee agree that the Reinsurance Treaty is amended as of the Effective Time as provided in Exhibit A attached hereto.

           8.  Successors and Assigns.  This Assignment shall be binding upon, and shall inure to the benefit of the Reinsurer, the
                  Assignor and the Assignee and their respective predecessors, successors and assigns, if any.  The parties do not intend to create any third party beneficiaries under this Assignment

           9.     Governing Law.  This Assignment shall be governed by and construed in accordance with the laws of the state of New
                  Jersey without giving effect to its principles or rules of conflict of laws thereof.  Any amendment to the
                  Reinsurance Treaty set forth herein shall be subject to the arbitration provision of the Reinsurance Treaty.

10.  Counterparts.  This  Assignment  may be  signed in  multiple  counterparts.  Each  counterpart  shall be  considered  an  original instrument, but all of them in the aggregate shall constitute one agreement.

In witness of the above, the Assignor, the Assignee, and the Reinsurer have by their respective officers executed and delivered this
Assignment in triplicate on the dates indicated below, with an effective date of December 1, 2004.

----------------------------------------------------------- --------------------------------------------------------

PRUCO LIFE INSURANCE COMPANY                                MUNICH AMERICAN REASSURANCE COMPANY
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                        By:__/s/____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________                       By:__/s/____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________                       Title:_____________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________                        Date:_____________________________
----------------------------------------------------------- --------------------------------------------------------

----------------------------------------------------------- --------------------------------------------------------

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

By:_/s/_______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Title:_______________________________
----------------------------------------------------------- --------------------------------------------------------
----------------------------------------------------------- --------------------------------------------------------

Date:_______________________________
----------------------------------------------------------- --------------------------------------------------------

-----------------------------------------------------------

By:_/s/_______________________________
-----------------------------------------------------------
-----------------------------------------------------------

Title:_______________________________
-----------------------------------------------------------
-----------------------------------------------------------

Date:_______________________________
-----------------------------------------------------------

                                                               Exhibit A

1.       The INSOLVENCY provision of the Reinsurance Treaty is deleted in its entirety and is replaced by the following:

              INSOLVENCY:

         For the purpose of this Agreement, PRUCO or MUNICH shall be deemed "insolvent" if one or more of the following occurs:

a.       A  court-appointed  receiver,  trustee,  custodian,  conservator,  liquidator,  government  official or similar  officer takes possession of the property or assets of either PRUCO or MUNICH; or

b.       Either PRUCO or MUNICH is placed in  receivership,  rehabilitation,  liquidation,  conservation,  bankruptcy or similar status pursuant to the laws of any state or of the United States; or

c.       Either PRUCO or MUNICH becomes  subject to an order to  rehabilitate or an order to liquidate as defined by the insurance code of the jurisdiction of the domicile of PRUCO or MUNICH, as the case may be.

         In the event of the insolvency of PRUCO, all reinsurance  ceded,  renewed or otherwise becoming effective under this Agreement shall be payable by MUNICH  directly to PRUCO or to its  liquidator,  receiver,  or  statutory  successor  on the basis of the liability of PRUCO under the contract or contracts  reinsured  without  diminution  because of the insolvency of PRUCO.  It is understood,  however,  that in the event of the insolvency of PRUCO, the liquidator or receiver or statutory  successor of the insolvent  Company  shall give  written  notice of the  pendency of a claim  against  PRUCO on the policy  reinsured  within a reasonable  time after such claim is filed in the  insolvency  proceeding,  and during the  pendency of such claim  MUNICH may investigate  such claim and  interpose,  at its own  expense,  in the  proceeding  where such claim is to be  adjudicated  any defense or defenses which it may deem available to PRUCO or is liquidator or receiver or statutory successor.

         In the  event  MUNICH  is  deemed  insolvent,  MUNICH  will be  bound  by any  legal  directions  imposed  by its  liquidator, conservator,  or statutory successor.  However, and if not in conflict with such legal directions,  PRUCO shall have the right to cancel this  Agreement  with respect to occurrences  taking place on or after the date MUNICH first  evidences  insolvency.
         Such  right to cancel  shall be  exercised  by  providing  MUNICH  (or its  liquidator,  conservator,  receiver  or  statutory successor) with a written notice of PRUCO's intent to recapture  ceded  business.  If PRUCO exercises such right to cancel and recapture ceded business,  such election shall be in lieu of any premature  recapture fee. Upon such election,  PRUCO shall be under no obligation to MUNICH, its liquidator, receiver or statutory successor.

2.       Any and all references in the Reinsurance Treaty to the jurisdiction in which PRUCO is domiciled or organized shall read as if to refer to the State of New Jersey.

3.       If the GOVERNING LAW provision of the Reinsurance Treaty does not provide for the application of New Jersey law, that provision shall be changed to read as follows:

                  GOVERNING LAW:

                  This  Agreement  shall be governed by the laws of the State of New Jersey  without giving effect to the principles of conflicts of laws thereof.

4.       Any and all references in the Reinsurance Treaty to MUNICH being licensed or authorized in a given jurisdiction shall be read as if to refer to the State of New Jersey.  If the Reinsurance Treaty contains no such reference, then MUNICH hereby represents that it is authorized to do business in the State of New Jersey.